EXHIBIT 10.1

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”), made as of this 1st day of October 2011, by and between Gottbetter Capital Markets, LLC (“Consultant” or “Markets”), a New York limited liability company, located at 488 Madison Avenue 12th Floor, New York, NY 10022 and Rackwise Inc. f/k/a Visual Network Design, Inc. (“Company”), a Delaware corporation, whose principal place of business is 101 California Street, Suite 2450, San Francisco, CA. 94111, (hereinafter collectively referred to as the “Parties”).

WHEREAS, the Company is a public corporation and desires to further develop its business and customers;

WHEREAS, the Consultant has knowledge and contacts relating to the development of companies; and

WHEREAS, the Company desires to engage Consultant to provide information, evaluation and consulting services to the Company subject to the conditions set forth herein.

NOW, THEREFORE, in consideration for those services Consultant provides to the Company, the Parties agree as follows:

1.           Services of Consultant.

Consultant agrees to provide the Company with general business consulting services and advice, including, but not limited to, services and advice related to (i) corporate planning and strategies; and (ii) general financial matters.  The Services and advice to be provided by Markets under this Agreement will not involve the offer and sale of securities in capital raising transaction.  The services to be provided by Consultant will be separate and apart from the capital raise services provided under the Placement Agency Agreement dated August 3, 2011 and Amendments thereto (collectively referred to as the “PAA”).  The Consultant may provide the services in conjunction with other consultants or professionals engaged by the Company.

2.           Fees and Payment.

(a) The Company agrees to pay Markets the sum of One Hundred Ten Thousand United States Dollars ($110,000 USD), deemed earned upon payment (“Cash Fee”).

(b) In addition to the Cash Fee, the Company agrees to pay the Consultant Four Hundred Thousand (400,000) Warrants which are exercisable for a period of five (5) years from the date of issuance to purchase a like number of shares of the Company’s Common Stock with an exercise price per share of $0.25 (“Warrants”).

(c) Payment of the Cash Fee and Warrants shall be made on or before November 30, 2011.

3. Confidentiality.

Each Party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may be disclosed to the other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections, and marketing data (“Confidential Information”). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4.           Indemnification.

The Company agrees to indemnify and hold harmless Markets, its officers, directors, employees and agents from and against all losses, claims, obligations, damages, expenses and liability (including actual costs and commercially reasonable attorney fees), which Markets may incur and which arise out of actions, failures to act or statements made by the Company or the Company’s officers, directors, employees, representatives and / or agents relating to this Agreement.  Notwithstanding the foregoing or anything to the contrary herein, the Company shall not indemnify or be liable to the Consultant for losses or damages resulting from the bad faith, gross negligence, or unauthorized representations by the Consultant, or any employees and agents of the Consultant, or a breach of a material term of this Agreement by the Consultant or any of its employees or agents.

5.           Termination.

(a) This Agreement shall commence on the date first written above and will expire on March 31, 2012 (“Term”).

(b) The Company may terminate this Agreement if the Consultant materially breaches any of its representations, warranties or obligations under this Agreement.

(c) The Company may terminate this agreement with ten (10) days prior written notice during its Term.

(d) Upon any termination or expiration of this Agreement, the Company shall pay all unpaid and outstanding fees and expenses through the effective date of termination or expiration of this Agreement; provided, however, Markets shall be entitled to retain all fees paid at any time by the Company prior to the termination or expiration date.

6.           Miscellaneous.

(a) This Agreement establishes an “independent contractor” relationship between Consultant and the Company. Nothing contained in this Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties.  It is specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship and that the Consultant and their employees and agents shall have no right to bind the Company in any manner without the written consent of the Company.   In no event shall either party be liable for the debts or obligations of the other except as otherwise specifically provided in this Agreement.

(b) The rights of each of the Parties under this Agreement are cumulative.  The rights of each of the Parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing.  Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right.  Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right.  No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the respective parties hereto.  This Agreement, either in whole or in part, may not be assigned without the written consent of the parties.

(d) This Agreement represents the entire agreement by and between the Company and the Consultant and supersedes any and all other agreements, either oral or written, with respect to this Agreement only. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which is not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

(e) No provision of this Agreement may be amended or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.

(f) If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.  Any modification of this Agreement will be effective only if it is in writing and signed by a duly authorized signatory for the Company and the Consultant.

(g) Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(h) In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the Parties to this Agreement each hereby confirm that they will cooperate with each other to the extent that it may become necessary to enter into any revisions or amendments to this Agreement, in the future to conform to any federal or state regulations as long as such revisions or amendments do not materially alter the obligations or benefits of either party under this Agreement.

(i) All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Consultant, will be mailed, sent by overnight courier or telefaxed and confirmed to Gottbetter Capital Markets, LLC  488 Madison Avenue, 12th Floor, New York, New York 10022, Attention: Mr. Julio A. Marquez, President, telefax number (212) 400-6999, with a copy to: Law Offices of Barbara J. Glenns, Esq. 30 Waterside Plaza, Suite 25G, New York, New York 10010, Attn: Barbara J. Glenns, Esq., telefax number (212) 689-6578, if sent to the Company, will be mailed, sent by overnight courier, or certified mail, return receipt requested and confirmed to Rackwise, Inc. f/k/a Visual Network Design, Inc. 101 California Street, Suite 2450, San Francisco, CA  94111 Attn:  Guy A. Archbold, President and CEO, telefax number (972) 692-8879, with a copy to: Gottbetter & Partners, LLP  488 Madison Avenue, 12th Floor, New York, NY 10022  telefax: 212-400-6901 Attn:  Scott Rapfogel, Esq. LP.

(j) This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof.

THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO THE EXCLUSIVE JURISDICTION OF FINRA ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULES BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY, INC. (“FINRA”) ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO FINRA. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED.  THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.  THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS, IN A LEGAL PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY.  PRIOR TO FILING AN ARBITRATION, THE PARTIES HEREBY AGREE THAT THEY WILL ATTEMPT TO RESOLVE THEIR DIFFERENCES FIRST BY SUBMITTING THE MATTER FOR RESOLUTION TO A MEDIATOR, ACCEPTABLE TO ALL PARTIES, AND WHOSE EXPENSES WILL BE BORNE EQUALLY BY ALL PARTIES.  THE MEDIATION WILL BE HELD IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, ON AN EXPEDITED BASIS.  IF THE PARTIES CANNOT SUCCESSFULLY RESOLVE THEIR DIFFERENCES THROUGH MEDIATION, THE MATTER WILL BE RESOLVED BY ARBITRATION.  THE ARBITRATION SHALL TAKE PLACE IN THE COUNTY OF NEW YORK, THE STATE OF NEW YORK, ON AN EXPEDITED BASIS.

(k) The signatories of the parties to this Agreement have the requisite authority and / or corporate authority to enter into this Agreement and the authority to execute this Agreement.  This Agreement has been duly authorized and shall constitute a binding obligation upon each of the parties.

(l) This Agreement may be executed in any number of counterparts, original or in pdf format, which shall be deemed to be an original instrument and will be enforceable against the parties executing such counterparts.  The exchange of copies of this Agreement and of signature pages by person or in pdf format shall constitute effective execution and delivery of this Agreement.  Signature of the parties transmitted by person or in pdf format shall be deemed to be their original signatures for all purposes.  All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original of the same counterpart.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date first written above.

RACKWISE, INC. (f/k/a Visual Network Design, Inc.)

By:	/s/ Guy A. Archbold
Guy A. Archbold
President

GOTTBETTER CAPITAL MARKETS, LLC

By:	/s/ Julio A. Marquez
Julio A. Marquez
President